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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS CONSENT



We consent to the incorporation by reference in this Registration Statement of Century Aluminum Company on Form S-8 for the Century Aluminum Company 1996 Stock Incentive Plan of our reports dated February 25, 2000 appearing in the Annual Report on Form 10-K for Century Aluminum Company for the year ended December 31, 1999.





                                   /s/ Deloitte & Touche LLP
                                   -------------------------
                                       Deloitte & Touche LLP

Pittsburgh, Pennsylvania

July 28, 2000



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